SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported: July 21, 2004)

                                   TEAM, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Texas                                     0-9950                  74-1765729
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)




                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code
                                 (281) 331-6154
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ITEM 5. OTHER EVENTS

On July 21, 2004, the Registrant disseminated a Press Release announcing its was the successful bidder at a Bankruptcy Court sponsored auction to acquire substantially all of the assets of Cooperheat-MQS, Inc. and its parent company, International Industrial Services, Inc. The information contained in the Press Release dated July 21, 2004 is incorporated herein by reference and attached as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

     99.1 The Registrant's Press Release dated July 21, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TEAM, INC.



                                               By:  /s/ Ted W. Owen
                                                    --------------------------
                                                    Ted W. Owen
                                                    Senior Vice President -
                                                    Finance and Administration


Date: July 21, 2004